EXHIBIT 17

                               POWER OF ATTORNEY

STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA TAX EXEMPT FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ROBERT G. DAVIS                               July 19, 2000
-------------------                              -------------
Robert G. Davis                                  Date
Director

On this 19 day of July, 2000, before me, Patricia M. McClain , the undersigned Notary Public, personally appeared Robert G. Davis, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Comission Expires:                            /S/ PATRICIA M. MCCLAIN
                                                 -----------------------
August 17, 2003                                  Notary Republic
--------------                                   State of Texas

----------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
----------------------

                               POWER OF ATTORNEY

STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA TAX EXEMPT FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ MICHAEL J. C. ROTH                           July 19, 2000
----------------------                           -------------
Michael J. C. Roth                               Date
Director

On this 19 day of July, 2000, before me, Patricia M. McClain , the undersigned Notary Public, personally appeared Michael J. C. Roth, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Comission Expires:                            /S/ PATRICIA M. MCCLAIN
                                                 -----------------------
August 17, 2003                                  Notary Republic
---------------                                  State of Texas

----------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
----------------------

                               POWER OF ATTORNEY

STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Treasurer of USAA TAX EXEMPT FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as the Treasurer of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ SHERRON A. KIRK                              July 19, 2000
-------------------                              -------------
Sherron A. Kirk                                  Date
Treasurer (Principal Financial and
Accounting Officer)


On this 19 day of July, 2000, before me, Patricia M. McClain , the undersigned Notary Public, personally appeared Sherron A. Kirk, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Comission Expires:                            /S/ PATRICIA M. MCCLAIN
                                                 -----------------------
August 17, 2003                                  Notary Republic
--------------                                   State of Texas

----------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
----------------------

                               POWER OF ATTORNEY

STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA TAX EXEMPT FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/DAVID G. PEEBLES                              July 19, 2000
-------------------                              -------------
David G. Peebles                                 Date
Director

On this 19 day of July, 2000, before me, Patricia M. McClain , the undersigned Notary Public, personally appeared David G. Peebles, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Comission Expires:                            /S/ PATRICIA M. MCCLAIN
                                                 -----------------------
August 17, 2003                                  Notary Republic
--------------                                   State of Texas

----------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
----------------------

                               POWER OF ATTORNEY

STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA TAX EXEMPT FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ROBERT L. MASON                               July 19, 2000
------------------                               -------------
Robert L. Mason                                  Date
Director


On this 19 day of July, 2000, before me, Patricia M. McClain , the undersigned Notary Public, personally appeared Robert L. Mason, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Comission Expires:                            /S/ PATRICIA M. MCCLAIN
                                                 -----------------------
August 17, 2003                                  Notary Republic
---------------                                  State of Texas

----------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
----------------------

                               POWER OF ATTORNEY

STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA TAX EXEMPT FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/RICHARD A. ZUCKER                             July 19, 2000
--------------------                             -------------
Richard A. Zucker                                Date
Director

On this 19 day of July, 2000, before me, Patricia M. McClain , the undersigned Notary Public, personally appeared Richard A. Zucker, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Comission Expires:                            /S/ PATRICIA M. MCCLAIN
                                                 -----------------------
August 17, 2003                                  Notary Republic
--------------                                   State of Texas

----------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
----------------------

                               POWER OF ATTORNEY

STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA TAX EXEMPT FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/BARBARA B. DREEBEN                            July 19, 2000
---------------------                            -------------
Barbara B. Dreeben                               Date
Director

On this 19 day of July, 2000, before me, Patricia M. McClain , the undersigned Notary Public, personally appeared Barbara B. Dreeben, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Comission Expires:                            /S/ PATRICIA M. MCCLAIN
                                                 -----------------------
August 17, 2003                                  Notary Republic
--------------                                   State of Texas

----------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
----------------------

                               POWER OF ATTORNEY

STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA TAX EXEMPT FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ MICHAEL F. REIMHERR                          July 19, 2000
-----------------------                          --------------
Michael F. Reimherr                              Date
Director

On this 19 day of July, 2000, before me, Patricia M. McClain , the undersigned Notary Public, personally appeared Michael F. Reimherr, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Comission Expires:                            /S/ PATRICIA M. MCCLAIN
                                                 -----------------------
August 17, 2003                                  Notary Republic
---------------                                  State of Texas

----------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
----------------------

                               POWER OF ATTORNEY

STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA TAX EXEMPT FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/LAURA T. STARKS                               July 19, 2000
------------------                               -------------
Laura T. Starks                                  Date
Director

On this 19 day of July, 2000, before me, Patricia M. McClain , the undersigned Notary Public, personally appeared Laura T. Starks, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Comission Expires:                            /S/ PATRICIA M. MCCLAIN
                                                 -----------------------
August 17, 2003                                  Notary Republic
--------------                                   State of Texas

---------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
---------------------